UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 1, 2014 (July 30, 2014)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2014, Penn Virginia Corporation (the “Company”), through its indirect wholly owned subsidiary, Penn Virginia Oil & Gas, L.P. (“PVOG”), entered into a Construction and Field Gathering Agreement (the “Gathering Agreement”) with Republic Midstream, LLC (“Republic”). Pursuant to the Gathering Agreement, Republic has agreed to construct, own and operate a crude oil gathering system (the “Gathering System”) in portions of Fayette, Gonzales and Lavaca Counties, Texas (the “Area”). PVOG has agreed to dedicate to the Gathering System, and Republic has agreed to receive and gather, all of PVOG’s crude oil production in the Area. PVOG’s crude oil will be delivered to a central delivery point in Lavaca County, Texas (the “CDP”) to be constructed, owned and operated by Republic. Republic will provide storage, batching and blending services to PVOG at the CDP.

PVOG will pay Republic a tiered gathering fee based on the volume of crude oil delivered to the Gathering System. The gathering fee ranges from $1.00 to $2.00 per barrel. PVOG has committed to deliver or pay for a minimum of 15,000 barrels per day of crude oil for 10 years. The term of the Gathering Agreement is 25 years, and the Gathering System is expected to be operational by mid-2015.

Item 7.01.	Regulation FD Disclosure.

On July 30, 2014, the Company announced the execution of the Gathering Agreement. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press release of Penn Virginia Corporation dated July 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2014

Penn Virginia Corporation

By:	/S/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release of Penn Virginia Corporation dated July 30, 2014.